           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

         Filed by the registrant [x]
         Filed by a party other than the registrant
         Check the appropriate box:

         [ ] Preliminary proxy statement


         [x] Definitive proxy statement

         [ ] Definitive additional materials
         [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           Cooper Life Sciences, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                Board of Directors of Cooper Life Sciences, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
         |X|      No fee required.

         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.
                  (1)      Title of each class of securities to which
                           transaction applies:
--------------------------------------------------------------------------------
                  (2)      Aggregate number of securities to which transaction
                           applies:
--------------------------------------------------------------------------------
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------
                  (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
                  (5)      Total Fee Paid:
--------------------------------------------------------------------------------
         |_|      Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)      Amount previously paid:
--------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3)      Filing party:
--------------------------------------------------------------------------------
         (4)      Date filed:
--------------------------------------------------------------------------------

                           COOPER LIFE SCIENCES, INC.
                                  160 Broadway
                            New York, New York 10038
                               Tel: (212) 791-5362
                              --------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MARCH 23, 1999

To the Stockholders of
COOPER LIFE SCIENCES, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cooper Life Sciences, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, March 23, 1999, at 10:00 A.M. Eastern Standard Time, at 405 Lexington Avenue, 14th Floor, New York, New York 10174, for the purpose of considering and acting upon the following:

         1. To elect four directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

         2. To approve a change in the Company's name to Berkshire Bancorp Inc.;


         3. To change the Company's authorized capital to 10,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock;


         4. To eliminate certain unnecessary provisions and modify the language in other existing provisions of the Company's current Certificate of Incorporation; which, if adopted at the annual meeting, will be reflected in an Amended and Restated Certificate of Incorporation;


         5.       To approve the Company's 1999 Stock Incentive Plan; and


         6. To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof.

         The Board of Directors has fixed the close of business on February 24, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournments thereof.

         Enclosed with this Notice are a Proxy Statement, a proxy card and return envelope, and the Company's Annual Report to Stockholders for the fiscal year ended October 31, 1998 (which includes the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission).

         All stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED.

                                              By Order of the Board of Directors

                                              Harold L. Schneider
                                              Secretary

Dated: February 24, 1999

                           COOPER LIFE SCIENCES, INC.
                                  160 Broadway
                            New York, New York 10038
                          Telephone No.: (212) 791-5362
                                 ---------------
                                 PROXY STATEMENT
                                 ---------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 ---------------


                                                              February 24, 1999

Information Regarding Proxies

         This Proxy Statement is being furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors of Cooper Life Sciences, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on March 23, 1999, at 10:00 A.M. Eastern Standard Time, at 405 Lexington Avenue, 14th Floor, New York, New York 10174 and at any adjournment or postponements thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about February 25, 1999.

         The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by the use of the mail, directors, officers and other employees of the Company, acting on its behalf, may solicit proxies by telephone, telegraph, facsimile or personal interview. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. It is estimated that said costs will be nominal.

Outstanding Stock and Voting Rights

         The Board of Directors has fixed the close of business on February 24, 1999 as the record date (the "Record Date") for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, an aggregate of 2,126,265 shares of the Company's Common Stock were outstanding, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting. Cumulative voting is not permitted.

Voting Procedures



         When a proxy card in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated thereon. If a proxy card is properly executed but no directions are indicated, the shares will be voted (I) FOR each of the nominees for director as shown on the form of proxy card and (II) FOR the proposals to (i) change the Company's name to Berkshire Bancorp Inc.; (ii) change the Company's authorized capital to 10,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock; and (iii) eliminate certain unnecessary provisions in the Company's current Certificate of Incorporation and modify certain language contained in the Certificate of Incorporation, which proposals, if approved, will be contained in the Company's Amended and Restated Certificate of Incorporation and (III) FOR the proposal to approve the Company's 1999 Stock Incentive Plan.

         The Board of Directors does not know of any other business to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof for which specific authority has not been solicited from the stockholders, then, to the extent permissible by law, the persons voting the proxies will use their discretionary authority to vote thereon in accordance with their best judgment. A stockholder who executes and returns the enclosed proxy card may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing a subsequently dated proxy card or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned a proxy card does not alone revoke such proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of American Stock Transfer & Trust Company, the Company's transfer agent.



         The presence of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote, represented at the Annual Meeting in person or by proxy, will constitute a quorum. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but they will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the broker ("Broker Non-Votes"). The four nominees receiving the highest vote totals will be elected as Directors of the Company. Accordingly, abstentions and Broker Non-Votes will not affect the outcome of the election. The affirmative vote of a majority of the outstanding shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote is required for the approval of the 1999 Stock Incentive Plan; and the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote is required for the approval of the (i) change in the Company's corporate name, (ii) change in the Company's authorized capital stock and (iii) elimination of and modifications to certain portions of the Company's existing Certificate of Incorporation, which if adopted at the Annual Meeting, will be reflected in an Amended and Restated Certificate of Incorporation. Officers and Directors of the Company who beneficially own more than 50% of the outstanding shares of Common Stock have advised the Company that they intend to vote FOR the Company's four nominees for directors and FOR the other proposals set forth below. In the event that they do so vote their shares, the election of such nominees and the approval of such other proposals are assured.



                        PROPOSAL I: ELECTION OF DIRECTORS

                  At this years Annual Meeting, four (4) nominees will be elected to hold office as directors. The four persons listed below have been nominated to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. All of the nominees are currently directors of the Company. In the unexpected event that any of such nominees should become unable or decline to serve, proxies may be voted for the election of substitute nominees as are designated by the Company's Board of Directors.

                  The names of the nominees for election as directors are listed below, together with certain personal information, including the present principal occupation and recent business experience of each nominee. Each of the persons named below has indicated to the Board of Directors of the Company that he will be able to serve.


                                                                                                   Year
                                                                                                 Commenced
                                                                                                 Serving as
                                                                                                 a Director
                  Name, Principal Occupation                                                       of the
                  and Other Directorships                                               Age       Company
                  -----------------------                                               ---       -------

William L. Cohen                                                                        57         1993
         Mr. Cohen has been a director since July 1993.
         Mr. Cohen is President, Chief Executive Officer and Chairman of the
         Board of Andover Togs, Inc., an apparel manufacturing company, positions he has held for more than the past five years.

Moses Marx                                                                              63         1995
         Mr. Marx has been a director since May 1995.
         Mr. Marx has been a general partner in United
         Equities Company (a securities brokerage firm)
         since 1954 and a general partner in United
         Equities Commodities Company (a commodities
         brokerage firm) since 1972.  He is also President
         of Momar Corp. (an investment company).  Mr. Marx
         is a director of The Cooper Companies, Inc. (a
         developer and manufacturer of healthcare
         products).

Steven Rosenberg                                                                        50         1995
         Mr. Rosenberg has been a director since May 1995.
         Mr. Rosenberg has been Vice President-Finance and
         Chief Financial Officer of the Company since 1990
         and since May 1995, he has also served as acting
         President. From September 1987 through April 1990,
         he served as President and Director of Scomel
         Industries, Inc., a company engaged in
         international marketing and consulting.
         Mr. Rosenberg is a director of The Cooper
         Companies, Inc.

Randolph B. Stockwell                                                                   51         1988
         Mr. Stockwell has been a director since July 1988.
         He has been private investor for over ten years and has served in various capacities with the Community Bank, a commercial bank, from
         September 1972 to January 1987.



                  There are no family relationships (whether by blood, marriage or adoption) among any of the Company's current directors or executive officers.

Board Committees, Meetings and Compensation

                  The Board of Directors of the Company has established an Audit Committee and a Stock Incentive Committee. The Company does not have a nominating committee or a compensation committee. The Audit Committee and the Stock Incentive Committee are comprised of Messrs. Cohen and Stockwell. The Audit Committee's functions include reviewing with the independent auditors the plan and result of the auditing engagement, reviewing the adequacy of the Company's system of internal accounting controls, and considering the range of audit and nonaudit services. The Stock Incentive Committees's functions presently consist of the administration of the Company's 1991 Stock Incentive Plan.

                  During the fiscal year ended October 31, 1998, the Board met five times. The Audit Committee and the Stock Incentive Committee did not meet during fiscal 1998.

         For a description of compensation paid to Directors, see "Management Compensation - Compensation of Directors."

         Directors are elected annually by the stockholders.

                    SECURITIES HELD BY MANAGEMENT AND OTHERS

Securities Held by Management

                  The following table sets forth certain information regarding ownership of the Company's Common Stock as of the Record Date by each director, the only executive officer named in the Summary Compensation Table set forth below (who is also a director of the Company), and by all directors and executive officers as a group.


                                             Number of               Percent
                                              Shares                 of Class
                                              ------                 --------

William L. Cohen                               1,500(1)                  *

Moses Marx (2)                              1,206,120(3)              56.7%

Steven Rosenberg                               20,082(4)                 *

Randolph B. Stockwell                           7,000(5)                 *

All executive officers and directors
  as a group (4 persons)                    1,234,702(6)              57.6%


----------------
 *  Less than 1%.

(1)  Issuable upon the exercise of options which have been granted to Mr.
     Cohen under the Company's Stock Option Plan for Non-Employee Directors.
(2)  Mr. Marx's address is 160 Broadway, New York, NY 10038
(3) Includes 500 shares issuable upon the exercise of options which have been granted to Mr. Marx under the Company's Stock Option Plan for Non-Employee Directors.
(4) Includes 15,000 shares issuable upon the exercise of outstanding options which have been granted to Mr. Rosenberg under the Company's
     1991 Stock Incentive Plan.
(5) Includes 1,500 shares issuable upon the exercise of options which have been granted to Mr. Stockwell under the Company's Stock Option Plan for Non- Employee Directors.
(6) Includes 18,500 shares of Common Stock which are issuable upon the exercise of outstanding options.

Principal Securityholders

                  The following table sets forth certain information regarding ownership of the Company's Common Stock as of the Record Date by the only party (other than Mr. Marx - See "Securities Held by Management" above) which has advised the Company that it owns more than five percent (5%) of the Company's Common Stock.


                                               Common Stock Beneficially Owned
                                               -------------------------------
                                               Number of              Percent
                                                Shares                of Class
                                                ------                --------
Estate of Mel Schnell(1)                        150,000                  6.6%
6 Maiden Lane, New York, NY 10038


--------
(1) Based upon filings made by the estate of Mr. Schnell with the Securities and Exchange Commission. Represents 150,000 shares of Common Stock which are issuable upon the exercise of options granted to Mr. Schnell, while President of the Company, under the Company's 1991 Stock Incentive Plan.

                             MANAGEMENT COMPENSATION

Executive Compensation

                           Summary Compensation Table

                  The table below shows compensation paid in or with respect to each of the last three fiscal years to Mr. Steven Rosenberg, who served as the Company's acting president and chief executive officer during fiscal 1998. Mr. Rosenberg was the only executive officer of the Company during the fiscal year ended October 31, 1998.


                                      Annual Compensation
                                      -------------------
Name and
Principal Position                   Year               Salary
------------------                   ----               ------

Steven Rosenberg(1)                  1998              $ 90,000
 Vice President (Acting              1997              $ 90,000
 President) and Chief                1996              $ 90,000
 Financial Officer


-----------------
(1) Mr. Rosenberg assumed the position of Acting President in May 1995.

Option Grants in Last Fiscal Year

None

                  The following table sets forth information concerning the value of unexercised options held by Mr. Rosenberg, the Company's only executive officer, as of the fiscal year ended October 31, 1998. Mr. Rosenberg did not exercise any options during the fiscal year ended October 31, 1998.

               Aggregated Option Exercises in Last Fiscal Year And
                          Fiscal Year-End Option Values


                                   Shares of               Value of
                                  Common Stock           Unexercised
                                   Underlying            In-The-Money
                                   Options at             Options at
                                   FY-End (#)           FY-End ($)(1)
                                   ----------           -------------
                                  Exercisable/           Exercisable/
Name                             Unexercisable          Unexercisable
----                             -------------          -------------

Steven Rosenberg                 15,000/-0-             480,000/-0-


--------------
(1) Based upon the last sale price on October 31, 1998 of $32.00 per share of Common Stock.

Compensation Committee Interlocks and Insider Participation in
Compensation Decisions

                  The Company does not have a Compensation Committee of its Board of Directors. Decisions as to compensation are made by the Company's Board of Directors. During the Company's fiscal year ended October 31, 1998, none of the executive officers of the Company has served on the board of any other entity, any of whose officers has served on the Board of Directors of the Company.

Report on Executive Compensation

                  There is no Compensation Committee of the Board of Directors or other committee of the Board performing equivalent functions. As noted above, compensation of the Company's executive officers is determined by the Board of Directors. There is no formal policy for the Company's executive officers.

                  The Board of Directors has appointed a Stock Option Committee which has made grants under, and administered, the 1991 Stock Incentive Plan. The Committee will continue to make grants and administer the 1991 Stock Incentive Plan for the duration of the plan.

                  Total compensation for executive officers consists of a combination of salaries and stock option awards. Executive officers shall be entitled to receive such annual bonuses as the Board of Directors may in its discretion determine to be appropriate under the circumstances, based upon, with respect to each fiscal year, the Company's results of operations and progress with respect to the achievement of its strategic goals, the executive officers' performance, and such other factors as the Board of Directors deems to be relevant. No bonuses were paid to any executive officer in 1998. Stock option awards under the Company's 1991 Stock Incentive Plan are intended to attract, motivate and retain senior management personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock.

                  William L. Cohen
                  Moses Marx
                  Steven Rosenberg
                  Randolph B. Stockwell

Compensation of Directors

                  Each director who is not an employee of the Company receives monthly fees of $1,000 for serving as a director of the Company and $1,000 for each day during which he participates in a meeting of the Board and, if on a separate day, $500 for each day during which he participates in a meeting of a committee of the Board of which he is a member. In addition, see "Stock Option Plan for Non-Employee Directors" below.

Benefit Plans

                  Except as set forth below under "Stock Plans", the Company does not maintain any pension, profit-sharing or other incentive compensation plans for the benefit of any of its current employees.

Stock Plans

                  In 1991, the Board of Directors of the Company adopted a Stock Option Plan for Non-Employee Directors (the "Stock Option Plan for Non-Employee Directors") and a 1991 Stock Incentive Plan (the "1991 Stock Incentive Plan"). A brief description of each plan is as follows:

Stock Option Plan for Non-Employee Directors

                  Up to 25,000 shares of the Company's Common Stock may be issued pursuant to the Stock Option Plan for Non-Employee Directors (subject to appropriate adjustment in the event of changes in the corporate structure of the Company). The Stock Option Plan for Non- Employee Directors provides that each director of the Company who is not an employee of the Company or any subsidiary (and who has not been an employee for at least one year prior to the date of grant) shall be automatically granted an option to purchase up to 500 shares of Common Stock of the Company on the date of each annual meeting of stockholders at which he or she is elected as a director of the Company. Only nonqualified options may be granted under the Stock Option Plan for Non-Employee Directors. The option exercise price shall be equal to the fair market value of a share of Common Stock of the Company on the date of the grant, and the options granted become exercisable six months after issuance. The Board of Directors has determined to terminate the Stock Option Plan for Non-Employee Directors, subject to and effective upon, stockholder approval of the Company's 1999 Stock Incentive Plan.


1991 Stock Incentive Plan

                  The 1991 Stock Incentive Plan permits the granting of awards in the forms of nonqualified stock options, incentive stock options, restricted stock, deferred stock, and other stock-based incentives. Up to 300,000 shares of Common Stock of the Company may be issued pursuant to the 1991 Stock Incentive Plan (subject to appropriate adjustment in the event of changes in the corporate structure of the Company). Officers and other key employees of the Company or any subsidiary are eligible to receive awards under the 1991 Stock Incentive Plan. The option exercise price of all options which are granted under the 1991 Stock Incentive Plan must be at least equal to 100% of the fair market value of a share of Common Stock of the Company on the date of grant. If the Company's 1999 Stock Incentive Plan is adopted at this Annual Meeting no further options will be granted under the Company's 1991 Stock Incentive Plan. However, holders of options previously granted under the 1991 Stock Incentive Plan will continue to have the right to exercise those options in accordance with the terms of the options.

                                PERFORMANCE GRAPH

                  The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of The Nasdaq Stock Market Total Return Index for the five-year period ended October 31, 1998. The graph assumes that the value of the investment in the Company and the index was $100 on October 31, 1993 and assumes that all dividends were reinvested. The Company has not had significant operating businesses or operations in a primary business segment to which a meaningful comparison of the Company's performance for the five-year period ended October 31, 1998 can be made.

                    RETURN TO SHAREHOLDERS OF COOPER LIFE SCIENCES, INC.


                    =============================================================================================================
                      10/29/93          10/31/94           10/31/95            10/31/96           10/31/97           10/30/98
---------------------------------------------------------------------------------------------------------------------------------
Cooper Life           $100.00           $125.00            $106.25             $143.75            $312.50            $400.00
Sciences, Inc.
---------------------------------------------------------------------------------------------------------------------------------
NASDAQ Market         $100.00           $100.55            $135.43             $159.82            $210.34            $235.81
Total Return
Index
=================================================================================================================================




                                 PROPOSALS II-IV

Proposals II-IV set forth below contemplate changes to the Company's current Certificate of Incorporation. If all such proposals are adopted they will be reflected in the filing of an Amended and Restated Certificate of Incorporation, a copy of the form of which is attached as Exhibit A to this Proxy Statement.

                                   PROPOSAL II

       APPROVAL OF CHANGE IN THE COMPANY'S NAME TO BERKSHIRE BANCORP INC.

                  The Board of Directors has adopted a resolution proposing that the Company amend its Certificate of Incorporation to provide for, among other things, a change in the name of the Company to "Berkshire Bancorp Inc."

                  The Board of Directors and management of the Company believe that the proposed change in the Company's name will enable the Company to establish an image which identifies the Company's new status as the holding company for its recently acquired operating subsidiary, The Berkshire Bank, a private New York Banking corporation. In the event that the proposed amendment is not approved at the Annual Meeting, the Company will not change its name.

Recommendation

                  The Board of Directors recommends a vote "FOR" the proposed change in the Company's name to Berkshire Bancorp Inc.

                                  PROPOSAL III

                    APPROVAL OF CHANGE IN AUTHORIZED CAPITAL

                  The Board of Directors has adopted a resolution proposing that the Company amend its Certificate of Incorporation to provide for, among other things, a change in the Company's authorized capital stock from 6,000,000 shares of Common Stock and 6,000,000 shares of Preferred Stock to 10,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock.

                  The proposed amendment to the Certificate of Incorporation, although not effecting a change in the total number of authorized shares of capital stock, which currently consists of 6,000,000 shares of common stock and 6,000,000 shares of preferred stock, will change the allocation of the authorized capital to 10,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock.

                  The Board of Directors considers the proposed amendment advisable in order to provide flexibility for future capital requirements. The development of the Company to date has been financed in part through the issuance of its Common Stock or securities convertible into Common Stock and the Board of Directors believes that it would be beneficial to the Company to be in a position to make additional issuances of such Common Stock or securities convertible into Common Stock if circumstances warrant such issuances. Approval by the stockholders of the proposed amendment at the Annual Meeting could avoid the expensive procedure of calling and holding a special meeting for that purpose at a later date if the need to issue additional shares of Common Stock beyond the current 6,000,000 shares authorized should arise . The Board believes that the smaller number of shares of Preferred Stock that will remain available for issuance if the proposed amendment is adopted will be more than adequate to provide the Company with sufficient flexibility with respect to any possible future equity financing proposals. As with the current authorized Preferred Stock, the Board of Directors will be authorized to issue the remaining Preferred Stock with such dividend, liquidation, conversion or voting rights as the Board may determine. Moreover, the Board of Directors will be empowered to authorize the issuance of the additional shares of Common Stock as well as the Preferred Stock at such time or times, to such persons and for such consideration as the Board deems appropriate, without further stockholder action. Although such additional shares of Common Stock and the remaining Preferred Stock could be used to dilute the stock ownership of persons seeking to obtain control of the Company, approval of the proposed amendment is not being sought for that purpose.

                  None of the Company's Common Stock has any pre-emptive rights.

Recommendation


                  The Board of Directors recommends a vote "FOR" the proposed change in the Company's capital structure.


                                   PROPOSAL IV


ELIMINATION OF CERTAIN PROVISIONS AND MODIFICATIONS TO OTHER PROVISIONS OF THE COMPANY'S CERTIFICATE OF INCORPORATION



                  The Board of Directors has adopted a resolution proposing that the Company amend and restate its Certificate of Incorporation to provide for the elimination of the provisions contained in Articles 5-8 of the Company's current Certificate of Incorporation since the items contained therein are currently reflected in the Delaware General Corporation Law and the revision of language to certain provisions of the Company's current Certificate of Incorporation, such as the provisions regarding indemnification of officers and directors, that does not involve a substantive change from the current Certificate of Incorporation.

Recommendation

                  The Board of Directors recommends a vote "FOR" the proposed Amended and Restated Certificate of Incorporation to provide for the elimination of certain unnecessary provisions in the Company's current Certificate of Incorporation.


                                   PROPOSAL V

                      APPROVAL OF 1999 STOCK INCENTIVE PLAN

                  At the Annual Meeting, the Company's stockholders will be asked to approve the adoption of the Company's 1999 Stock Incentive Plan (the "1999 Plan").

                  On February 9, 1999, the Board of Directors adopted, subject to stockholder approval, the 1999 Plan. The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock awards, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options and stock-based awards under its 1991 Stock Incentive Plan has proven to be a valuable tool in attracting and retaining key employees. Accordingly, the Board believes that the 1999 Plan, which provides the Board greater flexibility with respect to certain terms under which awards that may be granted, (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company's ability to be competitive. The last sale price of the Common Stock on February 24, 1999 was $35.00.

                  To date, no options or stock awards have been granted under the 1999 Plan. If the 1999 Plan is approved by the stockholders, options or stock awards may be granted under the 1999 Plan, the timing, amounts and specific terms of which cannot be determined at this time.

                  The following summary of the 1999 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 1999 Plan, set forth as Exhibit "B" hereto.

Summary of the 1999 Plan

                  The 1999 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (1) stock options, (ii) restricted stock, (iii) deferred stock and (iv) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the administrators of the 1999 Plan. A total of 200,000 shares of Common Stock, subject to anti-dilution adjustment as provided in the 1999 Plan, have been reserved for distribution pursuant to the 1999 Plan. The maximum number of shares of Common Stock that may be issued upon the grant of an Award to any employee of the Company on the last day of any taxable year cannot exceed 75,000 shares during the term of the 1999 Plan.

                  The 1999 Plan can be administered by the Board of Directors (the "Board") or a Compensation Committee (the "Committee") consisting of two or more non-employee members of the Board of Directors appointed by the Board. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which common stock and other amounts payable with respect to an Award will be deferred. Unless sooner terminated, the 1999 Plan will expire at the close of business on March 22, 2009.

Stock Options. The 1999 Plan provides for the grant of "incentive stock options" ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

                  Incentive Stock Options granted pursuant to the 1999 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant

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to the 1999 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the 1999 Plan, may be exercised within six (6) months following termination of employment (one year in the event of death, or disability or 3 years in the event of retirement of the optionee). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive or Non-Qualified Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value.

                  Under the 1999 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in
Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

                  The 1999 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 1999 Plan until the full option price has been paid by the optionee. The Board of Directors or the Committee may grant individual options under the 1999 Plan with more stringent provisions than those specified in the 1999 Plan.

                  Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board or the Committee provide.
Stock options granted under the 1999 Plan are exercisable until the earlier of
(i) a date set by the Board or Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 1999 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after March 22, 2009.

Restricted and Deferred Stock Awards. Under the 1999 Plan the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deem appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 1999 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an award (or an installment of an award) for an additional specified period or until the occurrence of a specified event.

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

                                       12


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Certain Federal Income Tax Consequences of the 1999 Plan

                  The following is a brief summary of the Federal income tax aspects of Awards made under the 1999 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

                  1. Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (i) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment to the optionee for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

                  If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

                  Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

                  2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options, (i) upon grant of the option, the optionee will recognize no income; (ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (iv) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares.

                                       13

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


                  3. Stock Awards. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted or deferred stock under the 1999 Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferrable. A participant's rights in stock awarded under the 1999 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of stock received under the 1999 Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a Federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the 1999 Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income.

                  4. Other Tax Matters. If unmatured installments of Awards are accelerated as a result of a Change of Control (as defined in the 1999 Plan), any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance-based awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance awards from such exercise or deemed satisfaction of conditions of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss by the Company of a compensation deduction.

Recommendation

                  The Board of Directors recommends a vote "FOR" the adoption of the 1999 Stock Incentive Plan.

                                  OTHER MATTERS

                  The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting, but if any such matters properly come before the Annual Meeting, it is intended that the persons holding the accompanying proxy will vote in accordance with their best judgement.


                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  Grant Thornton LLP has audited and and reported upon the financial statements of the Company for the fiscal year ended October 31, 1998 and it is currently anticipated that Grant Thornton LLP will be selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending October 31, 1999. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

                  A stockholder proposal must be received by the Company on or prior to October 26, 1999 at the address of the Company set forth on the first page of this Proxy Statement in order to be eligible for inclusion in the Company's proxy statement for the next annual meeting of stockholders. Any such proposal should be directed to the Secretary of the Company.

                                            By Order of the Board of Directors

                                            Harold L. Schneider
                                            Secretary

Dated: February 24, 1999

                                       14


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                                                                      Exhibit A

                                     FORM OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF

                           COOPER LIFE SCIENCES, INC.

                  The Corporation was incorporated under the name "Cooper Medical Devices Corporation" by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on March 1, 1979. This Amended and Restated Certificate of Incorporation of the Corporation, which both restates and amended the provisions of the Corporation's Certificate of Incorporation (as amended, this "Certificate of Incorporation"), was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL"). The Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

                                   ARTICLE I.

                  The name of the corporation (which is hereinafter referred to as the "Corporation") is BERKSHIRE BANCORP INC.

                                   ARTICLE II.

                  The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware 19801. The name of the Corporation's registered agent is The Corporation Trust Company.

                                  ARTICLE III.

                  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

                                   ARTICLE IV.

                  4.1 Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is twelve million (12,000,000) shares, of which ten million (10,000,000) shares shall be common stock, par value $.10 per share ("Common Stock"), and two million (2,000,000) shares shall be preferred stock, par value $.01 per share ("Preferred Stock").

                  4.2 Common Stock. The shares of authorized Common Stock of the Corporation shall be identical in all respects and shall have equal rights and privileges.

                  4.3 Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determining the following:

                  (a) the designation of such series, the number of shares to constitute such series and the stated value if different from the par value thereof;

                  (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

                                       15


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                  (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

                  (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

                  (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

                  (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relating to the operation thereof;

                  (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

                  (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

                  (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class; and

                  (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, thereof.

                  The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

                                   ARTICLE V.

                  Unless required by law or determined by the chairman of the meeting to be advisable, the vote by stockholders on any matter, including the election of directors, need not be by written ballot.

                                       16


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




                                   ARTICLE VI.

                  The Corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof, and to reclassify the same, and to amend, alter, change or repeal any provision contained in this Certificate of Incorporation or the Bylaws of the Corporation; and other provisions authorized by the DGCL at the time in force may be added or inserted, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders, Directors or any other person pursuant to this Certificate of Incorporation and the Bylaws of the Corporation are granted subject to the aforementioned reservation.

                                  ARTICLE VII.

                  The Board of Directors shall have the power at any time, and from time to time, to adopt, amend and repeal any and all Bylaws of the Corporation.

                                  ARTICLE VIII.

                  8.1 Elimination of Certain Liability of Directors. To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, no Director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director. No amendment of this Certificate of Incorporation or repeal of any of its provisions shall limit or eliminate any right or protection of a Director of this Corporation under this Section 8.1 for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

                  8.2 Indemnification. The Corporation shall indemnify (A) its Directors and officers, whether serving the Corporation or at its request, any other entity, to the full extent required or permitted by the DGCL now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (B) other employees and agents of the Corporation to such extent as shall be expressly authorized by the Board of Directors or the ByLaws and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Certificate of Incorporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided under this Section 8.2 with respect to any acts or omissions occurring prior to such amendment or repeal.

                  IN WITNESS WHEREOF, this Restated Certificate of Incorporation, which restates, integrates and amends the provisions of the certificate of incorporation of the Corporation, and which has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law, has been executed by Steven Rosenberg, its Vice President, this_____day of March, 1999.

                                            COOPER LIFE SCIENCES, INC.

                                            By: ------------------------
                                                Steven Rosenberg
                                                Vice President

                                       17


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                                                                     EXHIBIT B

                            BERKSHIRE BANCORP INC.
                            1999 Stock Incentive Plan

Section 1.   Purposes; Definitions.

         The purpose of this Plan is to enable the Company to offer to its key employees and to key employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interest between those employees or other persons and the stockholders of the Company.

         For purposes of this Plan, the following terms shall be defined as set forth below:

         (a) "Board" means the Board of Directors of Berkshire Bancorp Inc.

         (b) "Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

         (c) "Change of Control" shall have the meaning ascribed thereto in
             Section 9 below.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (e) "Committee" means the Stock Incentive Committee of the Board or any other committee of the Board which the Board may designate.

         (f) "Company" means Berkshire Bancorp Inc., a corporation organized under the laws of the State of Delaware.

         (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

         (h) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

         (i) "Early Retirement" means retirement from active employment with the Company or any Parent or Subsidiary prior to age 65, with the approval of the Board or the Committee, for purposes of one or more award(s) under this Plan.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

         (k) "Fair Market Value" of a share of Stock means, as of any given date: (i) if the Stock is listed on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation System

                                       18


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             ("NASDAQ"), the last sale price of a share of Stock on the last preceding day on which the Common Stock was traded, as reported by such exchange or NASDAQ, or on a composite tape reflecting transactions on such exchange or by NASDAQ, as the case may be; (ii) if the Stock is not listed on a national securities exchange or quoted on the NASDAQ, but is traded in the over-the-counter market, the average of the high bid and asked prices for a share of Stock on the last preceding day for which such quotations are reported by the National Quotation Bureau, Inc.; and (iii) if the fair market value of a share of Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors or the Committee, as the case may be, shall determine, which determination shall be conclusive as to the Fair Market Value of the Stock.

         (l) "Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

         (o) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon Stock.

         (p) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

         (q) "Performance Objectives" means performance objectives adopted by the Committee pursuant to the Plan for key employees who have received awards under the Plan. With respect to any award to a key employee who is, or is determined by the Committee to be likely to become a "covered employee" within the meaning of Section 162(m) of the Code, the Performance Objectives shall be limited to specified levels of growth in or peer company comparisons based upon (i) appreciation in the price of Stock plus reinvested dividends over a specified period of time, (ii) return on assets or (iii) book value per share, as the Committee may determine, and the attainment of such Performance Objectives shall not be deemed to have occurred until certified by the Committee. Except in the case of a covered employee, if the Committee determines that a change in business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances under the Performance Objectives to be unsuitable, the Committee may modify such Performance
             Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate.

         (r) "Plan" means this Berkshire Bancorp Inc. 1999 Stock Incentive Plan, as hereinafter amended from time to time.

         (s) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

         (t) "Retirement" means Normal Retirement or Early Retirement.

         (u) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

         (v) "Section 162(m)" means Section 162(m) of the Code, as in effect from time to time, and any successor thereto.

         (w) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

         (x) "Stock" means the Common Stock of the Company, par value $.10 per share.

         (y) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

         (z) "Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

Section 2.   Administration.

           The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director," as defined in Rule 16b-3, and an "outside director," as defined in Section 162(m) of the Code, and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

         The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other key employees or other persons eligible under Section 4 below: (i) Stock Options,
(ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based
Awards.

         For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of this Plan):

                                       20

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                  (i)      to select the officers and other key employees of the
                           Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

                  (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

                  (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

                  (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of this Plan;

                  (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and

                  (vii) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options which have higher option exercise prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

         Subject to Section 10 hereof, The Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of this Plan and any award issued under this Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

         Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants.

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Section 3.  Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution under this Plan shall be 200,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based Award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitutions or adjustments shall be made in the (A) aggregate number and kind of shares reserved for issuance under this Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under this Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under this Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in its sole discretion, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

         Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options, Restricted Stock awards, Deferred Stock awards, and other Stock-Based awards to any employee who is employed by the Company or any Parent or Subsidiary on the last day of any taxable year of the Company, shall be 75,000 shares during the term of the Plan.

Section 4.  Eligibility.

         Officers and other key employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under this Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under this Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

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         The grants of Restricted Stock, Deferred Stock and Other Stock-Based
Awards under this Plan shall be earned by a participant on the basis of the Company's financial performance over the period or periods for which the grants were awarded on the basis of pre-established performance goals determined by the Board or the Committee, as the case may be, in its sole discretion. The performance measurement criteria used for such grants shall be limited to one or more of: earnings per share, return on stockholders' equity, return on assets, growth in earnings, growth in sales revenue, and stockholder returns. Such criteria may be measured by the Company's results or the Company's performance as measured against a group of comparable companies selected by the Committee. In applying such criteria, earnings may be calculated based on the exclusion of discontinued operations and extraordinary items. Subject to the adjustments permitted by Section 3 of this Plan, the maximum number of shares of Stock that can be earned by, or for which Options can be granted to, any one individual over any consecutive two year period commencing on the effective date of this Plan is 100,000 shares. Subject to such maximum number of shares of Stock, the amount, if any, that may be earned by a participant receiving such grant or grants may vary in accordance with the level of achievement of the performance goal or goals established by the Board or the Committee, as the case may be. The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under this Plan.

Section 5.  Stock Options.

         (a) Grant and Exercise. Stock Options granted under this Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under this Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under this Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

              Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify this Plan under Section 422 of the Code, or, without the consent of the Optionee(s) affected, to disqualify any Incentive Stock Option under Section 422.

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         (b)  Terms and Conditions. Stock Options granted under this Plan shall be subject to the following terms and conditions:

              (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries of the Fair Market Value of the Stock at the time of grant.

              (ii) Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

              (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be, at the time of grant; provided, however, that except as otherwise provided in this Section 5 and Section 9 below, unless waived by the Board or the Committee, as the case may be, at or after the time of grant, no Stock Option shall be exercisable prior to the first anniversary date of the grant of the Option. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

              (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price which shall be in cash unless otherwise provided in this clause (iv) or in Section 5(b)(xi) below or, unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, in whole shares of Stock which are already owned by the holder of the Option or unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver

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                     certificates for shares of Stock with respect to which an
                     Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in this Plan, no Option which is granted to a person who is at the time of grant an employee of the Company or a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 12(a) below.

              (v) Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution; provided, however, that a Non-Qualified Stock Option shall be transferable or pursuant to a qualified domestic relations order, and except as may be otherwise required with respect to a Non-Qualified Option pursuant to a qualified domestic relations order, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

              (vi) Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

              (vii) Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it

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                     was exercisable at the time of termination or on such
                     accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of three years (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

              (viii) Termination by Reason of Retirement. Subject to Section
                     5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of three years (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated terms of such Stock Option, whichever period is the shorter; provided, however,that if the optionee dies within such three-year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated terms of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

              (ix) Other Termination. Subject to the provisions of Section 12(g) below and unless otherwise determined by the Committee at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company

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                     or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of six months from the date of such termination or until the expiration of the stated terms of such Stock Option, whichever period is the shorter. For purposes of this Plan, "Cause" shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the willful and deliberate failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of this Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

              (x) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent, if any, and Subsidiaries) shall not exceed $100,000.

              (xi) Alternative Settlement of Option. Upon the receipt of written notice of exercise, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionees an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable and with such other conditions as the Board or Committee may impose. No such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

              (xii) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

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Section 6.  Restricted Stock.

         (a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under this Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of specified Performance Objectives or such other factors as the Board or the Committee, as the case may be, may determine.

         (b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

              (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in this Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with this Plan and the applicable Restricted Stock agreement.

              (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if necessary) to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and

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                     unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distribution as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in this Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Committee with respect to any Restricted Stock and Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

              (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

              (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 7.          Deferred Stock.

         (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under

                                       29


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                  which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of specified Performance Objectives or such other factors or criteria as the Board or the Committee, as the case may be, shall determine.

         (b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

              (i) Subject to the provisions of this Plan and Deferred Stock agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

              (ii) As determined by the Committee at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in
                     Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

              (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and Section 12(g) below, upon termination of participant's employment with the Company or any Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be fortified in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

              (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

              (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in
                     Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

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              (vi)   A participant may request to, and the Board or the
                     Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional deferral Period"). Subject to any exceptions adopted by the Board or the Committee, as the case may be, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

              (vii)  Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 8.          Other Stock-Based Awards.

         (a) Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the attainment of specified Performance Objectives and/or completion of a specified performance period.

         (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

              (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

              (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

              (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in
                     Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

              (iv) In the event of the participant's Retirement, Disability or death, or in case of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock- Based Award.

              (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

Section 9.    Change of Control Provisions.

         (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

              (i) any individual, entity or group (as defined in Section 13(d)(3) of the Exchange Act), other than Moses Marx, becomes, directly or indirectly, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 25% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

              (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or


              (iii) the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company immediately prior to the transaction do not own, immediately after the transaction, more than 50 of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

                     provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or
                     (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan sponsored or maintained by the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

         (b) In the event of a "Change of Control" as defined in Section 9(a) above, awards granted under this Plan shall be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by the Board prior to the occurrence of such a "Change of Control":

              (i) all outstanding Stock Options which have been outstanding for at least six months shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

              (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse.

Section 10. Amendments and Termination.

         The Board may at any time, and from time to time, amend any of the provisions of this Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3, Section 162(m) or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause this Plan to qualify for the exemption provided by Rule 16b-3 or to be in compliance with the provisions of Section 162(m).

Section 11. Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those creditor of the Company.

Section 12. General Provisions.

         (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock Option or other award under this Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view towards the distribution thereof.

              All certificates for shares of Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable in order to assure compliance with the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under this Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) Nothing contained in this Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under this Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under this Plan shall be conditional upon such payment or arrangements, and the Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Parent or Subsidiary.

         (e) This Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

         (f) Any Stock Option granted or other award made under this Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         (g) A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under this Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

         (h) Except as otherwise expressly provided in this Plan, no right or benefit under this Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

         (i) The obligations of the Company with respect to all Stock Options and awards under this Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or quoted.

         (j) It is the intention of the Company that this Plan complies with the requirements of Rule 16b-3, Section 162(m) and all other applicable laws, rules and regulations, and any ambiguities or inconsistencies in the construction of any of the provisions of this Plan shall be interpreted to give effect to such intention. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3, or with the requirements of Section 162(m) or any other applicable law, rule or regulation, and with respect to Incentive Stock Options under Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code. such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

         (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under this Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

         (l) The grant of awards pursuant to this Plan shall not in any way affect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Section 13. Effective Date of Plan.

          The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the stockholders of the Company.

Section 14. Term of Plan.

         This Plan shall terminate on the tenth anniversary of its effective date, and no Stock Option, Restricted Stock Award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to this Plan after said date. Awards granted on or prior to such date may extend beyond that date.

                                   APPENDIX 1

                           COOPER LIFE SCIENCES, INC.
                                  160 Broadway
                            New York, New York 10038

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 23, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Steven Rosenberg and Harold L. Schneider, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Cooper Life Sciences, Inc. on Tuesday, March 23, 1999, at 405 Lexington Avenue, New York, New York, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF DIRECTORS:



      |_| FOR all nominees listed below                    |_| WITHHOLD AUTHORITY
          (except as marked to the contrary below).             to vote for all nominees listed below.


    William L. Cohen, Moses Marx, Steven Rosenberg and Randolph B. Stockwell

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

      The Board of Directors recommends a vote "FOR" all nominees listed above.

2. Approval of Amendment to Certificate of Incorporation Provision to Change Corporate Name to Berkshire Bancorp Inc.


      |_|  FOR                |_|  AGAINST             |_|  ABSTAIN




3. Approval of Amendment to Certificate of Incorporation to Provide for Authorized Capital Consisting of 10,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock.

      |_|  FOR                |_|  AGAINST             |_|  ABSTAIN




4. Approval of Amendment to Certificate of Incorporation to delete unnecessary provisions and modify other language contained in the Current Certificate of Incorporation.


      |_|  FOR                |_|  AGAINST             |_|  ABSTAIN



                  (Continued and to be signed on reverse side)

5.    Adoption of 1999 Stock Incentive Plan.


      |_| FOR                 |_| AGAINST              |_| ABSTAIN





6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2-5 LISTED ABOVE.



      THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL BOARD NOMINEES LISTED IN PROPOSAL 1 AND "FOR" ALL OTHER PROPOSALS LISTED ABOVE.


      DATED: ________________________, 1999 Please sign exactly as name appears hereon. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney, executor, administrator,
                                       trustee or guardian, please give full
                                       title as such. If a corporation, please
                                       sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                            -----------------------------------
                                                     Signature

                                            -----------------------------------
                                                     Signature if held jointly

        Please mark, sign, date and return this proxy card promptly using the enclosed envelope.